CLEAN DIESEL TECHNOLOGIES, INC.
                         300 ATLANTIC STREET, SUITE 702
                                STAMFORD CT 06901

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 13, 2001


To  the  Stockholders  of  Clean  Diesel  Technologies,  Inc.:

     The Annual Meeting (the "Meeting") of Stockholders of Clean Diesel Technologies, Inc., a Delaware corporation (the "Company"), will be held Tuesday, June 13, 2001, at Suite 703, 300 Atlantic Street, Stamford, Connecticut, 06901, at 10:00 a.m. to consider and act upon the following matters, each of which is explained more fully in the following Proxy Statement. A proxy card for your use in voting on these matters is also enclosed.

     1.   To  elect  seven  (7)  directors;
     2. To ratify the appointment of Ernst & Young LLP as independent auditors for the year 2001;
     3. To transact any other business that may properly come before the meeting or any adjournment thereof.

     Only holders of Common Stock and Series A Convertible Preferred Stock of record at the close of business on April 16, 2001 are entitled to notice of and to vote at the Meeting. The presence in person or by proxy of stockholders entitled to cast a majority of the total number of votes which may be cast shall constitute a quorum for the transaction of business at the Meeting.

     The Company's Annual Report for 2000 is enclosed with this Notice of Meeting and Proxy Statement.

                              By  Order  of  the  Board  of  Directors

                                      Charles  W.  Grinnell
                                          Secretary

Stamford,  Connecticut
April  23,  2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON IT IS REQUESTED THAT YOU PROMPTLY FILL OUT, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD. YOU MAY ALSO SEND YOUR COMPLETED PROXY CARD BY FACSIMILE TO THE TRANSFER AGENT IN THE UNITED STATES AT (718) 921-8310.

AN INFORMATION MEETING WILL BE HELD ON JUNE 7, 2001 FROM 11:30 A.M. TO 12:30 P.M. AT THE PARK LANE (SHERATON) HOTEL, PICCADILLY, LONDON W1J 7BX, U.K.

                         CLEAN DIESEL TECHNOLOGIES, INC.

                                 PROXY STATEMENT


     The enclosed proxy is solicited by the Board of Directors (the "Board") of Clean Diesel Technologies, Inc., a Delaware corporation (the "Company"), in connection with the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at Suite 703, 300 Atlantic Street, Stamford, Connecticut 06901, on Wednesday, June 13, 2001, at 10:00 a.m. and at any adjournments thereof.

     The record date with respect to this solicitation is April 16, 2001. All holders of Company Common Stock ("Common") and of Series A Convertible Preferred Stock ("Preferred")as of the close of business on that date are entitled to vote at the Meeting. According to the records of the Company's transfer agent, as of the record date the Company had 2,660,611 shares of Common and 14,682 shares of Preferred stock outstanding. That number of Preferred shares includes shares issued on account of stock dividends accrued through December 31, 2000. The number of shares of Common into which the Preferred is convertible as of the record date is 4,893,951. A stockholders list of the Common and Preferred stockholders as of the record date is available for inspection at the office of the Company set out in the Notice of Meeting.

     As of the record date, each Common stockholder is entitled to one vote per share of common and each Preferred stockholder is entitled to a number of votes per share of Preferred equal to the number of votes per share of Common into which such stockholder's Preferred is convertible. Except for the election of directors as to which the Preferred is entitled to vote as a separate class for two directors, the Common and Preferred shall vote as a single class.

     The quorum for the Meeting is the number of Common and Preferred shares which together as a single class represent a majority of the votes entitled to be cast, except, however, for the election of the two director-representatives of the Preferred stockholders for which a separate quorum of a majority of the Preferred shares is required.

     A proxy may be revoked by a stockholder at any time prior to its being voted. If a proxy is properly signed and not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. Abstentions and broker non-votes are counted in determining whether a quorum is present, but are not counted in the calculation of the vote. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board.

     Members of the Board and Executive Officers of the Company may solicit stockholders' proxies. The Company shall bear the cost of proxy solicitation, if any.

     The Company's Annual Report to Stockholders, containing financial statements reflecting the financial position and results of operations of the Company for 2000 (the "Financial Statements"), and this Proxy Statement were distributed together commencing in the week of April 23, 2000.

                              ELECTION OF DIRECTORS

     The Board proposes the election of seven directors. The term of office of each director is until the 2002 Annual Meeting or until a successor shall have been duly elected. Douglas G. Bailey, Ralph E. Bailey,, John A. de Havilland, Derek R. Gray, Charles W. Grinnell, Jeremy D. Peter-Hoblyn and James M. Valentine, who are each incumbent directors, are the management nominees for election as directors of the Company. Messrs. de Havilland and Gray are also proposed for election as representatives of the Preferred stockholders who are entitled to elect two directors. Each of the nominees has consented to act as a director, if elected. Should one or more of these nominees become unavailable to accept nomination or election as a director, votes will be cast for a substitute nominee, if any, designated by the Board, or, in the case of the Preferred nominees, the current director or directors who are representatives of the Preferred. If no substitute nominee is designated prior to the election, the individuals named as proxies on the enclosed proxy card will exercise their judgment in voting the shares that they represent, unless the Board reduces the number of directors.

     THE AFFIRMATIVE VOTE OF A PLURALITY OF THE AGGREGATE VOTES CAST OF THE COMMON AND PREFERRED STOCKHOLDERS VOTING TOGETHER AS A SINGLE CLASS SHALL ELECT THE NOMINEES AS DIRECTORS, EXCEPT, HOWEVER, FOR MESSRS. GRAY AND DE HAVILLAND WHO ADDITIONALLY AS REPRESENTATIVES OF THE PREFERRED SHALL BE ELECTED SEPARATELY BY A PLURALITY ONLY OF THE VOTES ENTITLED TO BE CAST BY THE PREFERRED STOCKHOLDERS VOTING. THE COMPANY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

     The following table sets forth certain information with respect to each person nominated and recommended to be elected to the Board of Directors of the Company.

Name                                   Age        Director  Since
----                                   ---        ---------------

Ralph  E.  Bailey                       77              1996
Douglas  G.  Bailey                     51              1998
John  A.  de  Havilland                 63              1994
Derek  R.  Gray                         67              1998
Charles  W.  Grinnell                   64              1994
Jeremy  D.  Peter-Hoblyn                61              1994
James  M.  Valentine                    47              1994

     DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  THE  COMPANY
     -----------------------------------------------------

     DOUGLAS G. BAILEY has been a director of the Company since March 31, 1998. Mr. Bailey, who is the son of Ralph E. Bailey, has been the President and Chief Executive Officer of American Bailey Corporation ("ABC"), a privately owned business acquisition and development company, since 1984. Mr. Bailey is Chairman and Chief Executive officer of Golden Casting Corporation a foundry company and an affiliate of ABC. Mr. Bailey is also a Managing Director of Fuel-Tech N.V., an air pollution control company.

     RALPH E. BAILEY has been Chairman of the Board and a director of the Company since July 1996. He has been a director and Chairman of ABC since 1984. Mr. Bailey is the former Chairman and Chief Executive Officer of Conoco, Inc., an energy company, and a former Vice Chairman of E.I. du Pont de Nemours & Co., a chemical company. Mr. Bailey is a Managing Director of Fuel-Tech N.V.

     JOHN A. DE HAVILLAND has been a director of the Company since its inception. Mr. de Havilland was a director of J. Henry Schroder Wagg & Co. Ltd. from 1971 until his retirement in 1990. He is a Managing Director of Fuel-Tech N.V.

     DEREK R. GRAY has been a director of the Company since 1998. Mr. Gray has been Managing Director of S G Associates Limited, a United Kingdom fiscal advisory firm since 1971 and a director of Velcro Industries N.V. since 1974. Mr. Gray was also a Managing Director of Fuel-Tech N.V. from 1987 to 1990.

     CHARLES W. GRINNELL has been Vice President, General Counsel and Corporate Secretary of the Company since its inception and has held the same positions with Fuel-Tech N.V. since 1987 Mr. Grinnell, a Managing Director of Fuel-Tech N.V., is engaged in the private practice of corporate law in Stamford, Connecticut.

     JEREMY D. PETER-HOBLYN has been the President and Chief Executive Officer of the Company since its inception. Mr. Peter-Hoblyn is a Managing Director of Fuel-Tech N.V.

     DAVID W. WHITWELL, 35, has served as Vice President, Chief Financial Officer and Treasurer of the Company since 1999. Mr. Whitwell had previously been Vice President and Chief Financial Officer of Primedia, Inc.'s Special Interest Magazine Division since 1996 and prior to that position had been Manager of Planning and Analysis at the Health Care Products Division of Schering Plough, Inc. since 1991.

     JAMES M. VALENTINE has been Executive Vice President and Chief Operating Officer of the Company since its inception. From the period 1990 through 1993, Mr. Valentine was the head of his own energy and environmental consulting firm. Mr. Valentine is a Managing Director of Fuel-Tech N.V.

     There are no family relationships between any of the directors or executive officers except as stated above. Please also see the text below under the captions "Certain Relationships and Related Transactions -- Relationship with Fuel Tech; Conflicts of Interest."

     The  Board  has an Audit Committee and a Compensation Committee. Messrs. D.
G. Bailey, Gray, de Havilland and Peter-Hoblyn are members of both committees. Mr. Gray is Chairman of the Audit Committee and Mr. Bailey Chairman of the Compensation Committee. Mr. Peter-Hoblyn is an ex officio, non-voting member of these committees.

     The Audit Committee is responsible for review of audits, financial reporting and compliance, accounting and internal controls policy, and recommendations to the Board regarding independent auditors and oversight of their activities. A copy of the charter of the Audit Committee is attached as
Schedule  I.

     The Compensation Committee is responsible for establishing executive compensation and administering the Company's Incentive Compensation Plan.

     During 2000 there were six meetings of the Board of Directors of the Company, two meetings of the Compensation Committee and one meeting of the Audit Committee. Each director of the Company attended at least 75% of Board and committee meetings of which he was a member during 2000.

     Under the Certificate of Incorporation of the Company indemnification is afforded the Company's directors and executive officers to the fullest extent permitted by the provisions of the General Corporation Law of the State of Delaware. Such indemnification also includes payment of any costs which an indemnitee incurs because of claims against the indemnitee. The Company is, however, not obligated to provide indemnity and costs where it is adjudicated that the indemnitee did not act in good faith in the reasonable belief that the indemnitee's actions were in the best interests of the Company, or, in the case of a settlement of a claim, such determination is made by the Board of Directors of the Company.

     The Company carries insurance providing indemnification, under certain circumstances, to all of its directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. The annual premium for this policy is $60,000. No sums have been paid for such indemnification to any past or present director or officer by the Company or under any insurance policy.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors on the recommendation of the Audit Committee has appointed the firm of Ernst & Young LLP, Certified Public Accountants ("Ernst & Young"), to be the Company's independent auditors for the year 2001 and submits that appointment to stockholders for approval. Ernst & Young has served in that capacity since 1994. A representative of Ernst & Young will be present at the Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

AUDIT  FEES

     For 2000, Ernst & Young billed $41,500 for fees for professional services rendered for the audit of the Company's 2000 financial statements and the review of the Company's financial statements included in the quarterly reports on Securities and Exchange Commission Form 10-Q filed in 2000.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     For 2000, Ernst & Young did not render any professional services for the Company in connection with financial information systems design and implementation.

ALL  OTHER  FEES

For 2000, $6,290 was billed by Ernst & Young for all other non-audit services performed for the Company.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES VOTING IS REQUIRED FOR THE APPROVAL OF THIS PROPOSAL. THE COMPANY RECOMMENDS A VOTE FOR THIS PROPOSAL.

REPORT  OF  THE  AUDIT  COMMITTEE

     Management is responsible for the Company's internal controls and its financial reporting. The independent auditors are responsible for performing an audit of the Company's financial statements in accordance with generally accepted auditing standards and for expressing an opinion on those financial statements based on their audit. The Audit Committee reviews these processes on behalf of the Board of Directors. In such context, the Committee has reviewed and discussed the audited financial statements contained in the 2000 Annual Report on Form 10-K with the Company's management and its independent auditors.

     The Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

     The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the independent auditors their independence. The Committee has also considered whether the provision of the services described above under the captions "Financial Information Systems Design and Implementation" and "All Other Fees" is compatible with maintaining the independence of the independent auditors.

     Based on the review and discussions referred to above. The Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

     This  report  has  been  provided  by  the  following  members of the Audit
Committee:  D.  R.  Gray,  Chairman,  D.  G.  Bailey  and  J.  A.  de Havilland.

            PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common and Preferred stock as of April 1, 2000 by (i) each person known to the Company to own beneficially more than five percent of the outstanding Common or Preferred; (ii) each director of the Company; (iii) the Named Executive Officers; and (iv) all directors and executive officers as a group.

                                                            PERCENTAGE
NAME  AND  ADDRESS  (1)            NO. OF SHARES(2)(3)     OF CLASS(4)
-----------------------            -------------------     -----------

COMMON  STOCK

Beneficial  Owners

Fuel-Tech  N.V.(2)                       714,147             26.6%

Management  Owners

Douglas  G.  Bailey  (2)                  65,675              2.4%
Ralph  E.  Bailey  (2)                   104,967              3.9%
John  A.  de  Havilland  (2)             125,761              4.5%
Derek  R.  Gray  (2)                     144,371              5.2%
Charles  W.  Grinnell  (2)                84,704              3.1%
Jeremy  D.  Peter-Hoblyn(2)              264,953              9.2%
James  M.  Valentine(2)                  216,439              7.5%
David  W.  Whitwell(2)                    65,695              2.4%

All  Directors  and  Officers
as  a  Group  (8  persons)(2)          1,072,565             30.3%

PREFERRED  STOCK

Beneficial  Owners

Professor  J.  A.  Kanis                     781              5.1%

Platinum  Plus,  Inc.  (5)                 2,959             19.2%
Positive Securities  Limited               2,379             15.4%
Cadogan  Settled  Estates
  Shareholding  Company  Limited  (5)      1,841             11.9%
Waltham  Forest  Friendly  Society         1,415              9.2%


Management  Owners

D.  R.  Gray  (5)                            189              1.2%


  (1) Unless indicated otherwise in a footnote each person listed in the table possesses sole voting and investment power over the securities shown for that person. The address of Fuel-Tech N.V. is Castorweg 22-24, Curacao, Netherlands Antilles. The address of the Management Owners is c/o Clean Diesel Technologies, Inc., Suite 702, 300 Atlantic Street, Stamford, Connecticut 06901. The address of the beneficial owners of the Preferred is c/o S G Associates Limited, 45 Queen Anne Street, London W1M 9FA.
  (2) Includes shares subject to options or warrants exercisable within 60 days for Fuel-Tech N.V., 25,000 shares; Mr. D. G. Bailey, 45,000 shares; Mr. R. E. Bailey, 60,000 shares; Mr. de Havilland, 108,817 shares; Mr. Gray, 116,008 shares; Mr. Grinnell, 69,500 shares; Mr. Peter-Hoblyn, 214,700 shares; Mr. Valentine, 207,500 shares; Mr. Whitwell, 53,333 shares; and, for all directors and officers as a group, 874,858 shares. The amount for Mr. de Havilland and for directors and officers as a group does not include 18,064 shares owned by his children as to which he disclaims beneficial ownership.
  (3) To the knowledge of the Company the owners of all shares of each class hold sole beneficial ownership and investment power over the shares reported, except the Preferred shares shown for Mr. Gray are held by Portfolio Services Limited an affiliate of Mr. Gray. The conversion ratio of Preferred to Common is 333.33.
  (4) The percentages are percentages of outstanding stock and have been calculated by including, for the Common, warrants and options exercisable within 60 days, and, for the Preferred, stock dividends through April 1, 2001.
  (5) Platinum Plus, Inc. is a wholly-owned subsidiary of Fuel-Tech N.V. Mr. de Havilland is a director of Cadogan Settled Estates Shareholding Company Limited and disclaims beneficial ownership of the Preferred shares held that company. Mr. Gray shares voting power in his Preferred shareholdings with his spouse.

                             EXECUTIVE COMPENSATION

     The table below sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to Mr. Jeremy D. Peter-Hoblyn, President and Chief Executive Officer, Mr. David W. Whitwell, Vice President, Treasurer and Chief Financial Officer and Mr. James M. Valentine, Executive Vice President and Chief Operating Officer, during the fiscal years ending December 31, 2000, 1999 and 1998, the only executive officers of the Company who earned total compensation in excess of $100,000 during fiscal year 2000 (the "Named Executive Officers").

SUMMARY  COMPENSATION  TABLE

                                       Annual          Long-Term
                             ------------------------  ---------
                                                        Shares
                                                      Underlying
                                                        Options       All
                                                        Granted      Other
Name and Principal Position  Year  Salary(1)  Other(2)  (#) (3)  Compensation(4)
---------------------------  ----  ---------  --------  -------  ---------------
Jeremy  Peter-Hoblyn         2000    240,000    50,000     75,000        -
President and  Chief         1999    240,000    50,000     60,000        -
Executive  Officer           1998    221,563    50,000      7,500        -

David  W.  Whitwell  (5)     2000    130,000      -            -       3,900
Vice  President and Chief    1999     12,500      -            -         -
Financial  Officer           1998         -       -            -         -

James  M.  Valentine         2000    215,000      -        75,000      5,200
Executive  Vice  President   1999    215,000      -        60,000      4,800
and Chief Operating Officer  1998    215,000      -         7,500      4,800

--------------------
(1) For 2000 and 1999, $62,500 of Mr. Peter-Hoblyn's salary was deferred until the Company attains gross annual revenues of $5 million. For 1998, $31,250 of Mr. Peter-Hoblyn's salary was paid in the form of 27,777 shares of the Company's restricted common stock awarded by the directors and valued at $1.125 per share on December 31, 1998.
(2) The amounts designated "other" in 2000, 1999 and 1998 for Mr. Peter-Hoblyn are accruals toward a purchased annuity.
(3) Options granted were Non-Qualified Stock Options without stock appreciation rights.
(4) The amounts designated "All other Compensation" were Company matching 401(k) or profit sharing contributions.
(5)  Mr.  Whitwell's  employment  commenced  November  22,  1999.


DIRECTORS'  COMPENSATION

     The Company provides an annual retainer of $10,000 and a meeting fee of $1,000 per day for Board or committee meetings in excess of five days plus associated expenses for directors who are not employees of the Company. Mr. Ralph E. Bailey is also reimbursed for his office expenses as Chairman in the amount of $15,000 per year. Directors who are employees of the Company receive no compensation for their service as directors. For 2000, shares of restricted Common in lieu of cash fees were issued on account of these non-employee directors services in the following amounts: D. G. Bailey, 5,623 shares; R. E. Bailey, 5,997 shares; de Havilland, 7,028 shares; and Gray, 7,028 shares. Such restricted shares for Mr. de Havilland were given to his children and he disclaims any interest in such shares.

     In addition to the foregoing and in consideration for services in 2000 involving the issue and sale of the Preferred, Mr. de Havilland received warrants to purchase 12,150 Common shares and Mr. Gray received cost reimbursement of $11,948 and warrants to purchase 27,675 Common shares. The warrants have an exercise price of $2.25 per share and a term of 10 years. Mr. de Havilland is also paid a $2,500 per month consulting fee for financial and investor relations advice cancelable by either party on one month's notice.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     Mr. Peter-Hoblyn, Chief Executive Officer, is a non-voting ex-officio member of the Compensation Committee. Messrs. D. G. Bailey, de Havilland and Peter-Hoblyn are directors of Fuel-Tech N.V. Fuel-Tech N.V. owns 21.6% of the equity of the Company and is a party to a Management Services Agreement with the Company. See the text below under the caption "Certain Relationships and Related Transactions."

                                   OPTION GRANTS IN THE LAST FISCAL YEAR
                                     TO  NAMED  EXECUTIVE  OFFICERS

                   NUMBER  OF      % OF TOTAL                                       POTENTIAL  REALIZABLE
                     SHARES         OPTIONS                                           VALUE  OF  ASSUMED
                   UNDERLYING      GRANTED TO     EXERCISE  OR                      ANNUAL RATES OF  STOCK
                     OPTIONS      EMPLOYEES IN     BASE  PRICE                      PRICE APPRECIATION FOR
                   GRANTED (#)       2000           ($/SH)       EXPIRATION  DATE         OPTION  TERM
                  -------------------------------------------------------------------------------------------
                                                                                        5%           10%
                                                                                        --           ---
NAME
----

Jeremy  D.
Peter-Hoblyn         75,000           36.5%          $2.50               2/10/10       $117,918      $298,827

David  W.
Whitwell                -                -              -                      -             -              -

James  M.
Valentine            75,000           36.5%          $2.50               2/10/10       $117,918      $298,827

                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                    AND FY-END OPTION VALUES
                                  OF NAMED EXECUTIVE OFFICERS

                                    NUMBER  OF       NUMBER OF
                                    SECURITIES      SECURITIES     VALUE  OF        VALUE  OF
                                   UNDERLYING       UNDERLYING    UNEXERCISED      UNEXERCISED
                                   UNEXERCISED      UNEXERCISED   IN-THE-MONEY     IN-THE-MONEY
              SHARES                OPTIONS  AT      OPTIONS AT   OPTIONS  AT       OPTIONS  AT
             ACQUIRED              FISCAL  YEAR        FISCAL       FISCAL            FISCAL
                ON       VALUE        END/          YEAR-END/      YEAR-END/         YEAR-END/
NAME        EXERCISE   REALIZED    EXERCISABLE    UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
----        --------   --------    -----------    -------------   -----------      -------------
Jeremy  D.
Peter-Hoblyn      -         -          149,700          70,000        $2,800            $1,400

David  W.
Whitwell          -         -           40,000          20,000             -                 -

James  M.
Valentine     25,000   $43,438         142,500          70,000        $2,800            $1,400


           REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

COMPENSATION  POLICIES

     Compensation for executives is based on the philosophy that compensation must (a) be competitive with other businesses to attract, motivate and retain the talent needed to lead and grow the Company's business, (b) be linked to the Company's needs for strong entrepreneurial skills to commercialize and promote its products, (c) encourage executive officers to build their holdings of the Company's stock to align their goals with those of the stockholders and (d) to conserve cash.

COMPENSATION  OF  EXECUTIVE  OFFICERS  -  2000

     The key components of the Company's executive compensation program during the last fiscal year were base salary and Non Qualified Stock Option awards under the 1994 Plan. The cash based portion of compensation is fixed by the Board in its discretion based upon historical levels, performance, ranking within the officer group, amounts being paid by comparable companies, and the Company's financial position. Stock options are designed to provide additional incentives to executive officers to maximize stockholder value. Through the use of vesting periods the option program encourages executives to remain in the employ of the Company. In addition, because the exercise prices of such options are set at the fair market value of the stock on the date of grant of the option, executives can only benefit from such options, if the trading price of the Company's shares increases, thus aligning their financial interests with those of the stockholders. Finally, stock options minimize the Company's cash compensation requirements.

COMPENSATION  OF  CHIEF  EXECUTIVE  OFFICER - 2000

     The compensation of the Chief Executive Officer, Mr. Peter-Hoblyn, is made up of base salary, stock options and Company accruals toward a purchased annuity. (See the Summary Compensation Table above.) In order to conserve cash, $62,500 of Mr. Peter-Hoblyn's 2000 base salary of $240,00, was deferred until the Company attains annual gross revenues of $5 million. This amount of base salary was fixed in 2000 in the overall business judgement of the Board as to the proper competitive level of salary paid by comparable companies. Also, Mr. Peter-Hoblyn was awarded 75,000 Non-Qualified Stock Options under the Plan in 2000 in accordance with the Company's philosophy of providing to management incentives aligned with the interests of the stockholders.

     Mr. Peter-Hoblyn's base salary for 2001 was raised to $250,000 and there will be in 2001 no deferral of that salary.

     This report has been provided by the following members of the Compensation Committee of the Board of Directors of the Company:

       D.  G.  Bailey,  D.  R.  Gray  and  J.  A.  de  Havilland

                                PERFORMANCE GRAPH

The following line graph compares (i) the Company's cumulative total return to stockholders per share of Common Stock from January 1, 1996 through the end of 2000 to that of (ii) the Russell 2000 index and (iii) the Standard and Poor's Specialty Chemicals Index and (iv) an index developed by the Company of a peer group of companies including American Technologies Group, Inc., Energy Biosystems Corporation, Environmental Elements Corp. and Fuel-Tech N.V.

                      12/29/1995   12/29/1996   12/31/1997   12/31/1998   12/31/1999   12/31/2000
                      ==========  ============  ==========  ============  ==========  ============
CDT                   $   100.00  $      34.00  $    34.86  $      16.07  $    25.00  $      13.43
Environmental Index   $   100.00  $      73.09  $    45.12  $      13.26  $    14.27  $      12.79
Russell 2000          $   100.00  $     114.76  $   138.31  $     133.54  $   159.75  $     153.03
S&P Chemicals Special $   100.00  $     107.04  $   130.30  $     146.68  $   168.17  $     149.92

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT  AGREEMENTS

     Messrs. Peter-Hoblyn, Whitwell and Valentine have employment agreements with the Company, effective August 1, 1995 for Messrs. Peter-Hoblyn and Valentine and March 1, 2001 for Mr. Whitwell. These agreements are for indefinite terms. If canceled by the Company under circumstances that are "at will" as defined in the agreements, the Company shall continue the employee's then base salary and benefits until the employee finds other comparable employment but not for a period in excess of one year for Messrs. Peter-Hoblyn and Valentine and nine months for Mr. Whitwell. The agreements also contain provisions relating to the employees' obligations to maintain the confidentiality of the Company's proprietary information and to protect such information from competitors and to assign certain inventions to the Company.

MANAGEMENT  AND  SERVICES  AGREEMENT

     Effective July 1995 and amended June 1996, the Company and Fuel Tech, Inc., a wholly-owned subsidiary of Fuel-Tech N.V., have entered into a Management and Services Agreement (the "Services Agreement") under which Fuel Tech's corporate staff provides certain administrative services, including legal advice and services and certain technical and other services to the Company. The Company is assessed fees equal to 3% of the Company's fixed reimbursable costs for these services. The fee may be changed by mutual agreement of the Company and Fuel Tech, Inc. In 2000 a total of $77,400 on account of reimbursable costs and the fee was paid by the Company to Fuel Tech, Inc. of which costs $69,150 was on account of legal services provided by Mr. Grinnell, a director of the Company and of Fuel-Tech N.V. Management believes that the charges under the Services Agreement are reasonable and that the terms of the Services Agreement are fair to the Company. The Services Agreement may be canceled by either party on or before May 15 in any year.

TECHNOLOGY  ASSIGNMENTS

     The Company's technology is comprised of patents, patent applications, trade or service marks, data and know-how. A substantial portion of this technology is held under assignments of technology from Fuel Tech, Inc. and Fuel Tech affiliates. The assignments provide for running royalties payable to Fuel Tech commencing in 1998 of 2.5% of gross revenues derived from platinum fuel catalysts. The Company paid no royalties to Fuel Tech under these assignments in 2000. The Company may at any time terminate the royalty obligation by payment to Fuel Tech in any year from 2001 through 2008 of amounts, depending on the year, declining from $8,727,273 in 2001 to $1,090,910 in 2008.

RELATIONSHIP  WITH  FUEL  TECH;  CONFLICTS  OF  INTEREST

     Directors and officers of Fuel Tech and its subsidiaries who are also directors and officers of the Company are in positions involving the possibility of conflicts of interest with respect to transactions involving the Company.

     The Company and Fuel Tech have entered into contractual arrangements governing certain transactions and relationships between them. These agreements were executed while the Company was a subsidiary or affiliate of Fuel Tech and were not the result of arm's-length negotiations. Accordingly, there is no assurance that the terms and conditions of these agreements are as favorable to the Company as might have been obtained from independent third parties.

     Six of the Company's officers or directors are officers or directors of Fuel Tech. Although these persons seek to devote such time to the affairs of the Company as the Company's needs require, they must balance the Company's need for their time with the needs of Fuel Tech and its subsidiaries.

     The Company expects to resolve potential conflicts of interest with Fuel Tech on a case-by-case basis, taking into consideration relevant factors including its existing agreements with Fuel Tech, applicable stock exchange rules and prevailing corporate practices. Fuel Tech, however, may exercise its influence in its own best interests.

                                   GENERAL

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     The Company believes that all officers and directors of the Company were in compliance in 2000 with filing requirements relating to beneficial ownership reports under Section 16(a) of the Securities Exchange Act of 1934, except that the reports by D. G. Bailey, R. E. Bailey, D. R. Gray, C. W. Grinnell, and J. A. de Havilland for February and D. R. Gray for April were filed after their respective due dates.

STOCKHOLDER  PROPOSALS

     Proposals of stockholders intended for inclusion in the proxy statement and proxy to be mailed to all stockholders entitled to vote at the 2001 Annual meeting of Stockholders of the Company must be received in writing at the above address of the Company on or before December 26, 2001 and if received thereafter may be excluded by the Company.

OTHER  BUSINESS

     Management knows of no other matters that may properly be, or are likely to be, brought before the meeting other than those described in this proxy statement.

                           By  Order  of  the  Board  of  Directors


                               Charles  W.  Grinnell
                                  Secretary


Stamford  Connecticut
April  23,  2001

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON WRITTEN REQUEST, A COPY OF THE ANNUAL REPORT OF THE
COMPANY ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL SUCH REQUESTS SHOULD BE DIRECTED TO THE UNDERSIGNED AT THE ABOVE ADDRESS OF THE COMPANY.


STATEMENTS IN THIS PROXY STATEMENT WHICH ARE NOT HISTORICAL FACTS, SO-CALLED "FORWARD-LOOKING STATEMENTS" ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. STOCKHOLDERS ARE CAUTIONED THAT ALL FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING THOSE DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES EXCHANGE COMMISSION AND ALSO SET OUT UNDER THE CAPTION "RISK FACTORS" IN THE ANNUAL REPORT ACCOMPANYING THIS PROXY STATEMENT.

                                                                      SCHEDULE I


                         CLEAN DIESEL TECHNOLOGIES, INC.
                    Audit Committee of the Board of Directors

                                     Charter

The Board of Directors (the "Board") of Clean Diesel Technologies, Inc. (the "Company") has established from among its members an Audit Committee (the "Committee") with the composition, responsibilities and duties described below:

Composition
-----------

The Committee shall be comprised of not less than two or such greater number of independent directors as shall meet the rules of any stock exchange on which the Company may be listed from time to time. "Ex Officio" non-voting members of the Committee shall not be included in the number of required independent directors. Appointment to the Committee shall not signify that the appointee has special expertise or additional liability.

Responsibility
--------------

The Committee's responsibility is to assist the Board in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company. The Committee is authorized to retain persons having a special competence as necessary to assist the Committee in fulfilling such responsibility. Notwithstanding the terms of this Charter, it shall not be the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, that being the responsibility of Management and the Independent Accountant. The Independent Accountant shall be ultimately responsible to the Board and the Committee as representatives of the shareholders.

Attendance
----------

At all meetings of the Committee two independent members shall constitute a quorum. As necessary, the Chairman of the Committee may request members of Management and representatives of the Independent Accountant to be present at meetings.

Minutes
-------

Minutes of the meetings of the Committee shall be prepared by the Corporate Secretary, shall be sent to both Committee members and to directors who are not Committee members and, after approval by the Committee, shall be kept with the minutes of the meetings of the Board.

Duties
------

1. Review with Management and the Independent Accountant the Company's policies and procedures, as appropriate, to reasonably assess the adequacy of internal accounting and financial reporting controls.

2. Recommend to the Board the Independent Accountant to be selected, subject to ratification by the shareholders; evaluate the Independent Accountant; approve the compensation of the Independent Accountant; and review and approve any discharge of the Independent Accountant.

3. Receive periodic written statements from the Independent Accountant regarding its independence and delineating all relationships between it and the Company consistent with Independence Standards Board Standard 1; discuss such reports with the Independent Accountant to review in detail any disclosed relationship or service that may impact the objectivity and independence of the Independent Accountant; and, if the Committee shall so determine, recommend appropriate action to the Board to preserve the independence of the Independent Accountant.

4. Review with Management and the Independent Accountant the scope and general extent of the Independent Accountant's audit examinations and, to the extent appropriate, the Independent Accountant's review of the Company's interim financial statements.

5. Review with Management and the Independent Accountant, upon completion of the annual audit, the Company's financial results for the year prior to public release. Discuss with the Independent Accountant the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the annual audit.

6. Discuss with the Independent Accountant the quality of the Company's financial accounting personnel, and any relevant recommendations of the Independent Accountant.

7. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement, commencing with the proxy statement for the 2001 Annual meeting.

8. Review this Charter annually with a view toward recommending revisions to the Board.

9.  Perform  such  other  duties  as  may  be  required  by  law,  the Company's
Certificate of Incorporation, the resolutions of the Board or the applicable rules of any stock exchange.

PROXY                                                                      PROXY

                       SOLICITED BY THE BOARD OF DIRECTORS
                         CLEAN DIESEL TECHNOLOGIES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 13, 2001

     The undersigned hereby appoints Ralph E. Bailey, Jeremy D. Peter-Hoblyn or Charles W. Grinnell, acting singly, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated on the reverse side, all of the shares of Common Stock or of Series A Convertible Preferred Stock of Clean Diesel Technologies, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Suite 703, 300 Atlantic Street, Stamford, Connecticut 06901 at 10:00 a.m., on Wednesday June 13, 2001, and at any adjournments or postponements of such meeting, for the following agenda items and with discretionary authority as to any other matters that may properly come before the meeting, all in accordance with and as described in the Notice of Meeting and accompanying Proxy Statement. The Board of Directors recommends a vote for all nominees for election as director and for proposal 2. If no direction is given, this proxy will be voted for all nominees and for such proposal.

             IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE

                               Fold and Detach Here

1. Election as directors of Douglas G. Bailey, Ralph E. Bailey, John A. de Havilland, Derek R. Gray, Charles W. Grinnell, Jeremy D. Peter-Hoblyn and James
M. Valentine, including approval by the holders of Series A Convertible Preferred Stock of John A. de Havilland and Derek R. Gray to act as representatives of such Preferred Stock.

FOR  all  nominees                 WITHHOLD
listed above (except              AUTHORITY
as  marked  to the           to  vote  for  all
contrary)                 nominees  listed  above

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)



2. Approve the appointment of Ernst & Young LLP as independent auditors for the year 2001.

FOR         AGAINST        ABSTAIN



                                  Dated, ___________________ 2001




                                   (Signature  of  Stockholder)

                                  Please  sign  exactly  as  name
                                  appears.  If  acting as attorney,
                                  executor,  trustee  or  in  other
                                  representative  capacity,  insert
                                  name  and  title.